UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2018

BLACKHAWK NETWORK HOLDINGS, INC.

Delaware (State or other jurisdiction of Incorporation)	001-35882 (Commission File Number)	43-2099257 (IRS Employer Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA, 94588
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (925) 226-9990

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On March 30, 2018, Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of January 15, 2018 (the “Merger Agreement”), by and among the Company, BHN Holdings, Inc., a Delaware corporation (“Parent”) and BHN Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), which provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

As of February 28, 2018, the record date for the Special Meeting, there were 56,805,674 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting.  At the Special Meeting, a total of 43,786,844 shares of Common Stock, representing approximately 77% of the outstanding shares entitled to vote, were present in person or represented by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the adoption of the Merger Agreement;

(2)	the approval of, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger; and

(3)
the approval of the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement or in the absence of a quorum.

Each of the three proposals was approved by the requisite vote of the Company’s stockholders.  The final voting results for each proposal are described below.  For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 2, 2018.

1.	Proposal to adopt the Merger Agreement:

	For	Against	Abstain

	43,622,500	56,098	108,246

2.	Proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger:

	For	Against	Abstain

	42,494,354	1,094,138	198,352

3.
Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement or in the absence of a quorum:

	For	Against	Abstain

	41,573,402	2,111,354	102,088

Pursuant to the terms of the Merger Agreement, the completion of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including receipt of the stockholder approval provided at the Special Meeting. The completion of the Merger remains subject to certain other customary closing conditions, including, among others, (i) the absence of any law, order or injunction of a court or governmental entity of competent jurisdiction prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement; (ii) receipt of certain consents and approvals (or confirmation that no consent is required) from the applicable regulatory authority in a number of jurisdictions, including various U.S. states; and (iii) the absence of a “material adverse effect” on the Company after the date of the Merger Agreement.  As of the date of this report, the Company continues to expect to complete the Merger in mid-2018.

Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the Company’s ability to retain and hire key personnel and maintain relationships with its partners, clients, customers, providers, advertisers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the Merger; and other risks and uncertainties described in our reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 30, 2017 filed with the SEC on February 28, 2018 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.blackhawknetwork.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2018	BLACKHAWK NETWORK HOLDINGS, INC.

	By:	/s/ Kirsten E. Richesson
Name: Kirsten E. Richesson
Title: General Counsel and Secretary